SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2008

99¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 980-8145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 11, 2008, 99¢ Only Stores (the “Company”) announced by press release the Company’s financial results for its fourth quarter and full year fiscal 2008.  A copy of the Company’s press release was furnished to the Securities and Exchange Commission on a Form 8-K dated June 11, 2008.  On June 11, 2008, the Company hosted a conference call to discuss these financial results and other business.  A transcript of this conference call is attached hereto as Exhibit 99.1.  The information contained in this paragraph and in Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Earnings conference call transcript dated June 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99¢ ONLY STORES

Date: June 17, 2008	By:	/s/ Eric Schiffer
Eric Schiffer
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings conference call transcript dated June 11, 2008